UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	January 25, 2017
MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2017, MidSouth Bancorp, Inc. (the “Company”) issued a press release regarding the Company’s earnings for the quarter ended December 31, 2016.  The Company’s earnings release, including financial highlights, is attached as Exhibit 99.1.

The preceding information (including Exhibit 99.1) is being furnished pursuant to Item 2.02 of this Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 25, 2017, the Compensation Committee of the Board of Directors of MidSouth Bancorp, Inc. approved the 2017 Annual Incentive Compensation Plan (“AICP”), under which each of the Company’s Named Executive Officers (“NEOs”) participates along with certain other employees.  Under the AICP, an annual bonus pool is established and will be funded based on the achievement of goals established by the Compensation Committee.  Awards under the AICP are based on the extent to which the established goals are met based on a “target” level established by the Compensation Committee and no payments will be made under awards unless the “threshold” levels established by the Compensation Committee are achieved. Payments under the AICP are based on a percentage of the participant’s base salary including 5% for achievement of goals at the “threshold” level and 30% for achievement of goals at the “target” level for NEOs. At its discretion, the Compensation Committee may pay awards above the 30% of base salary level to NEOs if results are above the “target” level. For 2017, the Compensation Committee has determined that 100% of each NEO’s potential award under the AICP will be based on the achievement of overall Bank goals, which include Earnings Per Share, Classified/Capital, Efficiency Ratio and Loan Growth.

Item 8.01.  OTHER EVENTS

On January 31, 2017, the Board of MidSouth Bancorp, Inc. announced a cash dividend was declared in the amount of nine cents ($.09) per share to be paid on its common stock on April 3, 2017 to shareholders of record as of the close of business on March 15, 2017. The Board also announced a quarterly cash dividend of 1.00% per preferred share on its 4.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series C was declared payable on April 17, 2017 to shareholders of record as of the close of business on April 3, 2017.
Supplemental information on fourth quarter 2016 results can be found on the Investor Relations tab of the Company’s website at www.midsouthbank.com. A copy of the slides is included under the Investor Relations tab are filed herewith as Exhibit 99.2.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1 Press Release dated January 31, 2017.
99.2 Supplemental Materials for 4th Quarter 2016 – Slide Deck

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
Registrant
By:	/s/ James R. McLemore
James R. McLemore
Chief Financial Officer

Date:	January 31, 2017